Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

June 30, 2019 (Unaudited)

The unaudited schedule of investments of Partners Group Private Income Opportunities, LLC (the “Fund”), a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company, as of June 30, 2019 is set forth below:

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

14.64%
85.36%
Private Investments
Other Assets in Excess of Liabilities

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

June 30, 2019 (Unaudited)

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Private Investments (85.36%)
		Acquisition		Fair
Direct Equity (10.27%)	Investment Type	Date	Shares	Value*
North America (10.27%)
Acrisure Holdings, Inc. +, a	Preferred equity	12/10/18	2,830,295	$3,096,161
Alliant Holdings, Inc. +, a	Preferred equity	01/18/19	3,000	3,076,875
BI Gen Holdings, Inc. +, a	Common equity	09/05/18	14,561	151,936
CB Titan MidCo Holdings, Inc. +, a	Common equity	05/01/17	56,634	89,961
KDOR Merger Sub Inc. +, a	Common equity	05/11/18	250,000	255,644
KKR Enterprise Co-Invest L.P. +, a	Common equity	10/11/18	548	465,922
KSLB Holdings, LLC +, a	Common equity	07/30/18	252,000	236,786
Safari Co-Investment L.P. +, a, b	Limited partnership interest	03/14/18	—	280,354
Shermco Intermediate Holdings, Inc. +, a	Common equity	06/05/18	2,500	62,199
Total North America (10.27%)				7,715,838
Total Equity (10.27%)				$7,715,838

		Acquisition	Maturity	Investment		Fair
Direct Debt (75.09%)	Interest	Date	Date	Type	Principal	Value*
Asia - Pacific (0.96%)
C0001 Pty Ltd +, a	PIK 12.75%	08/31/17	08/31/23	Mezzanine	$672,823	$723,136
Total Asia - Pacific (0.96%)						723,136

North America (52.98%)
Alliant Holdings Intermediate, LLC +, a	Cash 3.25% + L^^	06/14/19	05/09/25	Senior	1,300,000	1,284,790
Bracket Intermediate Holding Corp. +, a	Cash 8.13% + L (1.00% Floor)^^	09/05/18	08/31/26	Second Lien	1,950,000	1,910,805
Bullhorn, Inc +, a	Cash 6.75% + L (1.00% Floor)^^	11/21/17	11/21/22	Senior	403,871	398,715
Campaign Monitor (UK) Limited +, a	Cash 8.50% + L (1.00% Floor)^^^	05/06/19	11/06/25	Second Lien	1,466,667	1,433,667
Campaign Monitor (UK) Limited +, a, c	Cash 8.50% + L (1.00% Floor)^^^	05/06/19	11/06/25	Second Lien	183,333	—
Chase Industries, Inc. [a,c]	Cash 7.25% + L (1.00% Floor)^^	05/11/18	05/11/26	Second Lien	500,000	—
Chase Industries, Inc. +, a	Cash 8.00% + L (1.00% Floor)^^	05/11/18	05/11/26	Second Lien	1,925,000	1,852,200
Checkers Holdings, Inc. +, a	Cash 8.00% + L (1.00% Floor)^	04/25/17	04/25/25	Second Lien	446,200	269,192
Checkers Holdings, Inc. +, a	Cash 4.25% + L (1.00% Floor)^	05/09/17	04/25/24	Senior	155,600	101,920
CIBT Global, Inc. +, a	Cash 4.00% + L (1.00% Floor)^^	06/19/17	06/01/24	Senior	439,040	433,552
ConvergeOne Holdings, Inc. +, a	Cash 8.50% + L^	04/15/19	01/04/27	Second Lien	2,325,000	2,217,585
DG Investment Intermediate Holdings 2, Inc. +, a	Cash 6.75% + L (0.75% Floor)^	03/01/18	02/02/26	Second Lien	2,089,500	2,047,500
Diligent Corporation +, a	Cash 5.50% + L (1.00% Floor)^^	05/12/17	04/14/22	Senior	1,334,833	1,323,583
Edgewood Partners Holdings, LLC +, a	Cash 4.25% + L (1.00% Floor)^	09/29/17	09/08/24	Senior	922,311	910,321
Envision Healthcare Corporation +, a	Cash 3.75% + L^	06/04/19	10/10/25	Senior	1,000,000	870,214
Envision Healthcare Corporation +, a	Cash 7.75% + L^	10/11/18	10/11/26	Mezzanine	3,765,450	3,011,231
Explorer Holdings, Inc. +, a	Cash 8.25% + L (1.00% Floor)^^	07/31/17	05/02/24	Second Lien	1,559,985	1,591,697
Galls, LLC +, a	Cash 6.25% + L (1.00% Floor)^	02/07/18	01/31/25	Senior	462,833	456,174
GHX Ultimate Parent Corporation +, a	Cash 3.25% + L (1.00% Floor)^^	07/25/17	06/22/24	Senior	989,719	974,886
Idera, Inc. +, a	Cash 4.50% + L (1.00% Floor)^	08/03/17	06/27/24	Senior	657,764	663,234
KSLB Holdings, LLC +, a	Cash 8.75% + L (1.00% Floor)^	07/30/18	07/30/26	Second Lien	2,520,000	2,415,672
Ministry Brands, LLC +, a	Cash 4.00% + L (1.00% Floor)^	04/11/17	12/02/22	Senior	1,274,910	1,236,112

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

June 30, 2019 (Unaudited) (continued)

Private Investments (continued)
		Acquisition	Maturity	Investment		Fair
Direct Debt (continued)	Interest	Date	Date	Type	Principal	Value
National Spine & Pain Centers, LLC +, a	Cash 4.50% + L (1.00% Floor)^	06/30/17	06/02/24	Senior	$542,513	$535,742
Pearl Intermediate Parent, LLC +, a	Cash 6.25% + L^	03/21/18	02/13/26	Second Lien	2,397,000	2,346,000
Peraton Corp. +, a	Cash 5.25% + L (1.00% Floor)^	06/09/17	04/29/24	Senior	585,000	584,354
Prometric Holdings, Inc. +, a	Cash 7.50% + L (1.00% Floor)^	01/29/18	01/29/26	Second Lien	619,250	623,480
Radiology Partners, Inc. +, a	Cash 8.25% + L^^	08/10/18	07/09/26	Second Lien	4,032,399	4,012,237
Shermco Intermediate Holdings, Inc. +, a, c	Cash 4.50% + L (1.00% Floor)^	06/05/18	06/05/20	Senior	639,400	—
Shermco Intermediate Holdings, Inc. +, a	Cash 4.50% + L (1.00% Floor)^	06/05/18	06/05/24	Senior	668,006	683,088
SSH Group Holdings, Inc. +, a	Cash 8.25% + L^^	08/21/18	07/30/26	Second Lien	2,120,000	2,135,900
TecoStar Holdings, Inc. +, a	Cash 8.50% + L (1.00% Floor)^	05/01/17	11/01/24	Second Lien	511,875	515,130
Vetcor Professional Practices LLC +, a, c	Cash 6.50% + L^	07/02/18	07/02/26	Second Lien	613,333	—
Vetcor Professional Practices LLC +, a	Cash 6.50% + L^	07/02/18	07/02/26	Second Lien	2,990,000	2,955,316
Total North America (52.98%)						39,794,297

Rest of World (3.60%)
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 7.25% + E###	10/05/18	07/10/25	Second Lien	1,047,559	1,028,389
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 4.75% + L^^^	10/12/18	07/10/26	Senior	1,679,709	1,677,021
Total Rest of World (3.60%)						2,705,410

Western Europe (17.55%)
Alpha Bidco SAS +, a	Cash 3.25% + E##	08/02/18	06/29/25	Senior	1,138,652	1,139,335
Altran Technologies S.A. +, a	Cash 2.75% + E##	04/10/18	03/20/25	Senior	832,972	838,577
Atlas Packaging GmbH +, a	Cash 7.75% + E#	09/14/18	07/31/26	Second Lien	2,807,915	2,793,875
CD&R Firefly Bidco Limited +, a	Cash 7.75% + L^^	06/21/18	06/18/26	Second Lien	2,095,372	2,134,714
Cidron Atrium SE +, a	Cash 7.00% + E (0.50% Floor)###	02/28/18	02/28/26	Second Lien	1,032,793	1,071,649
EG Finco Limited +, a	Cash 7.75% + E (1.00% Floor)###	06/21/18	04/20/26	Second Lien	1,446,643	1,484,916
Everest Bidco SAS +, a	Cash 7.50% + L (1.00% Floor)^^	07/10/18	07/04/26	Second Lien	1,915,412	1,924,415
Pharmathen Global B.V. +, a	Cash 4.25% + E###	08/02/17	08/02/23	Senior	424,646	427,520
RivieraTopco SARL +, a	PIK 8.50%; E (1.00% Floor)###	12/08/17	05/08/24	Mezzanine	1,339,805	1,368,008
Total Western Europe (17.55%)						13,183,009
Total Debt (75.09%)						$56,405,852

Total Private Investments (Cost $65,265,845)(85.36%)						$64,121,690

Total Investments (Cost $65,265,845)(85.36%)						64,121,690

Other Assets in Excess of Liabilities (14.64%)						10,995,605

Net Assets (100.00%)						$75,117,295

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

June 30, 2019 (Unaudited) (continued)

*	The Fair Value of any Investment may not necessarily reflect the current or expected future performance of such Investment or the Fair Value of the Fund's interest in such Investment. Furthermore, the Fair Value of any Investment has not been calculated, reviewed, verified or in any way approved by such Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further detail regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

^	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of June 30, 2019 was 2.40%.

^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of June 30, 2019 was 2.32%.

^^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of June 30, 2019 was 2.20%.

#	As of June 30, 2019, 1 month Euribor was -0.39%.

##	As of June 30, 2019, 3 month Euribor was -0.35%.

###	As of June 30, 2019, 6 month Euribor was -0.31%.

a	Private investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of June 30, 2019 was $64,121,690, or 100.00% of net assets. As of June 30, 2019, the aggregate cost of each investment restricted to resale was $2,773,690, $2,940,000, $150,000, $56,634, $250,000, $548,143, $252,000, $256,811, $57,500, $756,880, $1,287,087, $1,910,183, $404,281, $1,434,206, $0, $0, $1,932,187, $449,358, $155,647, $438,450, $2,188,173, $2,090,809, $1,430,897, $920,911, $950,558, $3,694,774, $1,569,082, $462,616, $988,507, $657,756, $2,444,314, $1,275,885, $541,933, $2,388,884, $585,841, $633,072, $4,000,780, $0, $674,031, $2,100,436, $514,741, $0, $2,924,946, $1,054,300, $1,710,352, $1,161,050, $904,585, $2,783,911, $2,186,948, $1,111,963, $1,485,307, $1,942,049, $443,397 and $1,389,980, respectively, totaling $65,265,845 .

b	Investment does not issue shares.

c	Investment has been committed to but has not been funded by the Fund.

Legend:

E - Euribor

L - Libor

PIK - Payment-in-kind

A summary of outstanding financial instruments at June 30, 2019 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
July 25, 2019	Bank of America	$5,129,140	£3,900,000	$4,969,043	$160,097
September 19, 2019	Bank of America	$9,628,483	€8,400,000	$9,621,751	$6,732
					$166,829

The information contained in this section should be read in conjunction with the Fund’s audited financial statements contained in its annual report for the year ended March 31, 2019.

Investments held by the Fund constitute a diversified portfolio of predominantly credit-related opportunities, including but not limited to, first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments and equity instruments, as well as public debt, corporate bonds and other debt securities (“Private Investments”).

Partners Group (USA) Inc. (the "Adviser") estimates the fair value of the Fund's Private Investments in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and the Fund's valuation procedures (the "Valuation Procedures"), which have been approved by the Board. As authorized by the Valuation Procedures, the Adviser values the Fund's Private Investments in consultation with its affiliates. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund's Private Investments are valued.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Administrator monitors and reviews the methodologies of the various third-party pricing services employed by the Fund. The Adviser employs valuation techniques for Private Investments held by the Fund, which include discounted cash flow methods and market comparables.

The Adviser and one or more of its affiliates act as investment advisers to clients other than the Fund. Accordingly, the valuation attributed to a Private Investment held by the Fund and the valuation attributable to the same Private Investment held by another client of the Adviser or of one of its affiliates might differ as a result of differences in accounting, regulatory and other factors applicable to the Fund and to such other client.

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such date, the mean between the closing bid and ask prices on such date. The Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 – Pricing inputs are other than quoted prices in active markets (i.e., Level 1 pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments which are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

•	Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are equity and debt investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates that consider a combination of various performance measurements including the timing of the transaction, the market in which the investment operates, comparable market transactions, performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, brokers quotes as well as discounted cash flow analysis.

The following table presents the Fund’s investments at June 30, 2019 measured at fair value. Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed.

Investments	Level 1	Level 2	Level 3	Total
Private Investments:
Direct Debt	$—	$—	$56,405,852	$56,405,852
Direct Equity	—	—	7,715,838	7,715,838
Total Private Investments	$—	$—	$64,121,690	$64,121,690
Total Investments	$—	$—	$64,121,690	$64,121,690
Other Financial Instruments
Foreign Currency Exchange Contracts	$166,829	$—	$—	$166,829
Total Foreign Currency Exchange Contracts	$166,829	$—	$—	$166,829

The following is a reconciliation of the amount of the account balances on April 1, 2019 and June 30, 2019 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2019	Realized gain/(loss)	Net change in unrealized appreciation/ (depreciation)	Gross purchases	Gross sales	Net amortization of premium/ discount	Net transfers in or out of Level 3	Balance as of June 30, 2019
Private
Investments:
Direct Debt	$52,251,266	$(10,069)	$(554,014)	$5,965,077	$(1,276,143)	$29,735	$-	$56,405,852
Direct Equity	7,222,940	-	175,010	321,078	(3,190)	-	-	7,715,838
Total Private Investments	$59,474,206	$(10,069)	$(379,004)	$6,286,155	$(1,279,333)	$29,735	$-	$64,121,690

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the period ended June 30, 2019, there were no transfers between levels.

The amount of the net change in unrealized depreciation for the period ended June 30, 2019 relating to investments in Level 3 assets still held at June 30, 2019 is $(407,610).

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of June 30, 2019.

Type of Security	Fair Value at June 30, 2019 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Private Investments:
Direct Debt	$28,328	Broker quotes	Indicative quotes for an inactive market	n/a – n/a (n/a)
	$27,039	Discounted cash flow	Discount factor	5.18% - 21.24% (8.44%)
	$1,457	Recent financing	Recent transaction price	n/a – n/a (n/a)
Direct Equity	$7,716	Market comparable companies	Enterprise value to EBITDA multiple	8.55x - 17.30x (12.60x)

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity investments valued by using an unobservable input factor are directly affected by a change in that factor. For Level 3 Direct Debt investments, the Fund arrives at a fair value through the use of an earnings and multiples analysis and a discounted cash flows analysis which consider credit risk and interest rate risk of the particular investment. Significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurement.

Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into either as a hedge or as a cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

During the period from April 1, 2019 through June 30, 2019, the Fund entered into six long/short forward foreign currency exchange contracts. The Fund had $(16,243) in net realized losses and a $98,115 change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at June 30, 2019 are representative of contract amounts during the period.